UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : May 25, 2005

CHEC FUNDING LLC, (as depositor under the Pooling and Servicing Agreement, dated January 1, 2005 providing for the issuance of Centex Home Equity Loan Asset-Backed Certificates, Series 2005-A)

                                CHEC FUNDING, LLC
             on behalf of itself and the Trust described below with
                      respect to which it is the depositor
             (Exact name of registrant as specified in its charter)

         Delaware                  333-105322-06                75-2851805
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)

2728 North Harwood
Dallas, Texas                                                      75201
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (214) 981-5000

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Centex Home Equity Loan Trust 2005-A pursuant to the terms of the Pooling and Servicing Agreement, dated as of January 1, 2005, among CHEC Funding, LLC, as Depositor, Centex Home Equity Company, LLC, as Seller, Harwood Street Funding II LLC, as Conduit Seller, Centex Home Equity Company, LLC, as Servicer, and JPMorgan Chase Bank, N.A., as Trustee.

     On May 25, 2005 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on May 25, 2005 as Exhibit 99.1.

CHEC FUNDING,LLC
Centex Home Equity Loan Asset-Backed Certificates, Series 2005-A
-------------------------------------------------------------------------------


SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                JPMORGAN CHASE BANK, N.A., not in its individual capacity, but solely as Trustee under the Agreement referred to herein



Date:  May 27, 2005         By:  /s/ Mark W. McDermott
                                  --------------------------------------------
                                Name:  Mark W. McDermott
                                Title: Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders May 25, 2005



Exhibit 99.1
Statement to Certificateholders May 25, 2005



                      Centex Home Equity Loan Trust 2005-A
                         STATEMENT TO CERTIFICATEHOLDERS
                                 May 25, 2005
----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL         BEGINNING                                                                                ENDING
                    FACE         PRINCIPAL                                                  REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE         BALANCE        PRINCIPAL       INTEREST       TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
AF1      102,250,000.00      91,219,363.03    5,827,041.46      281,259.70    6,108,301.16      0.00      0.00       85,392,321.57
AF2       16,390,000.00      16,390,000.00            0.00       53,267.50       53,267.50      0.00      0.00       16,390,000.00
AF3       26,710,000.00      26,710,000.00            0.00       92,149.50       92,149.50      0.00      0.00       26,710,000.00
AF4       32,930,000.00      32,930,000.00            0.00      129,524.67      129,524.67      0.00      0.00       32,930,000.00
AF5       45,320,000.00      45,320,000.00            0.00      199,408.00      199,408.00      0.00      0.00       45,320,000.00
AF6       24,850,000.00      24,850,000.00            0.00       97,122.08       97,122.08      0.00      0.00       24,850,000.00
AV1      334,180,000.00     293,663,677.45   20,892,986.00      768,419.96   21,661,405.96      0.00      0.00      272,770,691.45
AV2      154,520,000.00     154,520,000.00            0.00      414,628.67      414,628.67      0.00      0.00      154,520,000.00
AV3        9,780,000.00       9,780,000.00            0.00       27,384.00       27,384.00      0.00      0.00        9,780,000.00
M1        41,160,000.00      41,160,000.00            0.00      120,050.00      120,050.00      0.00      0.00       41,160,000.00
M2        37,000,000.00      37,000,000.00            0.00      108,533.33      108,533.33      0.00      0.00       37,000,000.00
M3        20,350,000.00      20,350,000.00            0.00       60,541.25       60,541.25      0.00      0.00       20,350,000.00
M4        18,030,000.00      18,030,000.00            0.00       57,395.50       57,395.50      0.00      0.00       18,030,000.00
M5        17,570,000.00      17,570,000.00            0.00       56,370.42       56,370.42      0.00      0.00       17,570,000.00
M6        16,650,000.00      16,650,000.00            0.00       54,806.25       54,806.25      0.00      0.00       16,650,000.00
M7        14,330,000.00      14,330,000.00            0.00       53,379.25       53,379.25      0.00      0.00       14,330,000.00
B         12,970,000.00      12,970,000.00            0.00       49,394.08       49,394.08      0.00      0.00       12,970,000.00
R                  0.00               0.00            0.00            0.00            0.00      0.00      0.00                0.00
TOTALS   924,990,000.00     873,443,040.48   26,720,027.46    2,623,634.16   29,343,661.62      0.00      0.00      846,723,013.02

XIO                0.00     882,317,294.32            0.00           22.05           22.05      0.00      0.00      858,229,375.53
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        CURRENT
                       BEGINNING                                                               ENDING                   PASS-THRU
CLASS     CUSIP        PRINCIPAL          PRINCIPAL        INTEREST          TOTAL            PRINCIPAL       CLASS       RATE
----------------------------------------------------------------------------------------------------------------------------------
AF1     152314LY4      892.12090983       56.98818054     2.75070611      59.73888665        835.13272929      AF1       3.700000 %
AF2     152314LZ1    1,000.00000000        0.00000000     3.25000000       3.25000000      1,000.00000000      AF2       3.900000 %
AF3     152314MA5    1,000.00000000        0.00000000     3.45000000       3.45000000      1,000.00000000      AF3       4.140000 %
AF4     152314MB3    1,000.00000000        0.00000000     3.93333343       3.93333343      1,000.00000000      AF4       4.720000 %
AF5     152314MC1    1,000.00000000        0.00000000     4.40000000       4.40000000      1,000.00000000      AF5       5.280000 %
AF6     152314MD9    1,000.00000000        0.00000000     3.90833320       3.90833320      1,000.00000000      AF6       4.690000 %
AV1     152314ME7      878.75898453       62.52015680     2.29941935      64.81957616        816.23882773      AV1       3.140000 %
AV2     152314MF4    1,000.00000000        0.00000000     2.68333335       2.68333335      1,000.00000000      AV2       3.220000 %
AV3     152314MG2    1,000.00000000        0.00000000     2.80000000       2.80000000      1,000.00000000      AV3       3.360000 %
M1      152314MH0    1,000.00000000        0.00000000     2.91666667       2.91666667      1,000.00000000      M1        3.500000 %
M2      152314MJ6    1,000.00000000        0.00000000     2.93333324       2.93333324      1,000.00000000      M2        3.520000 %
M3      152314MK3    1,000.00000000        0.00000000     2.97500000       2.97500000      1,000.00000000      M3        3.570000 %
M4      152314ML1    1,000.00000000        0.00000000     3.18333333       3.18333333      1,000.00000000      M4        3.820000 %
M5      152314MM9    1,000.00000000        0.00000000     3.20833352       3.20833352      1,000.00000000      M5        3.850000 %
M6      152314MN7    1,000.00000000        0.00000000     3.29166667       3.29166667      1,000.00000000      M6        3.950000 %
M7      152314MP2    1,000.00000000        0.00000000     3.72500000       3.72500000      1,000.00000000      M7        4.470000 %
B       152314MQ0    1,000.00000000        0.00000000     3.80833308       3.80833308      1,000.00000000      B         4.570000 %
TOTALS                 944.27295482       28.88682846     2.83639192      31.72322038        915.38612636
----------------------------------------------------------------------------------------------------------------------------------


IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
               --------------------------------------------------
                                   RYAN VAUGHN
              JPMorgan Chase Bank, N.A. - Structured Finance Services NY
                           4 NEW YORK PLAZA FLR 6,
                            New York, New York 10004
                              Tel: (212) 623-4484
                              Fax: (212) 623-5930
                       Email: Ryan.M.Vaughn@JPMorgan.com
               --------------------------------------------------

Sec. 7.09(ii)                           Distributions Allocable to Principal

                                        Group I
                                        Scheduled Monthly Payments                                                      258,593.00
                                        Curtailments                                                                     42,319.57
                                        Prepayments in Full                                                           4,952,124.75
                                        Loans Repurchased by Seller                                                           0.00
                                        Substitution Amounts                                                                  0.00
                                        Net Liquidation Proceeds                                                              0.00

                                        Group II
                                        Scheduled Monthly Payments                                                      438,916.85
                                        Curtailments                                                                    121,281.77
                                        Prepayments in Full                                                          18,274,682.85
                                        Loans Repurchased by Seller                                                           0.00
                                        Substitution Amounts                                                                  0.00
                                        Net Liquidation Proceeds                                                              0.00

                                        Subordination Increase Amount                                                 2,632,108.67
                                        Excess Overcollateralization Amount                                                   0.00




Sec. 7.09(iv)                           Class Interest Carryover Shortfall
                                        Class AF-1                                                                            0.00
                                        Class AF-2                                                                            0.00
                                        Class AF-3                                                                            0.00
                                        Class AF-4                                                                            0.00
                                        Class AF-5                                                                            0.00
                                        Class AF-6                                                                            0.00
                                        Class AV-1                                                                            0.00
                                        Class AV-2                                                                            0.00
                                        Class AV-3                                                                            0.00
                                        Class M-1                                                                             0.00
                                        Class M-2                                                                             0.00
                                        Class M-3                                                                             0.00
                                        Class M-4                                                                             0.00
                                        Class M-5                                                                             0.00
                                        Class M-6                                                                             0.00
                                        Class M-7                                                                             0.00
                                        Class B                                                                               0.00

Sec. 7.09(v)                            Class Principal Carryover Shortfall
                                        Subordinate Certificates
                                        Class M-1                                                                             0.00
                                        Class M-2                                                                             0.00
                                        Class M-3                                                                             0.00
                                        Class M-4                                                                             0.00
                                        Class M-5                                                                             0.00
                                        Class M-6                                                                             0.00
                                        Class M-7                                                                             0.00
                                        Class B                                                                               0.00

Sec. 7.09(vi)                           Aggregate Loan Balance of Each Group
                                        Group I Beginning Aggregate Loan Balance                                    239,398,320.76
                                        Group I Ending Aggregate Loan Balance                                       234,145,283.44

                                        Group II Beginning Aggregate Loan Balance                                   642,918,973.56
                                        Group II Ending Aggregate Loan Balance                                      624,084,092.09

Sec. 7.09(vii)                          Overcollateralization
                                        Total Overcollateralization Amount                                           11,506,362.51
                                        Total Required Overcollateralization Amount                                  31,912,797.91

Sec. 7.09(viii)                         Internal Revenue Code Section 6049(d)(7)(C) Market Discount Information

Sec. 7.09(ix)                           Substitution Amounts
                                        Group I                                                                              0.00
                                        Group II                                                                             0.00

Sec. 7.09(ix)                           Loan Purchase Price Amounts
                                        Group I                                                                              0.00
                                        Group II                                                                             0.00

Sec. 7.09(x)                            Weighted Average Net Coupon Rate
                                        Group I                                                                          7.9783 %
                                        Group II                                                                         6.8390 %

Sec. 7.09(xii)                          Monthly Remittance Amount
                                        Group I                                                                      6,845,199.95
                                        Group II                                                                    22,499,461.67

Sec. 7.09(xiii)                         Weighted Average Gross Margin
                                        Group II Loans                                                                   6.8895 %

Sec. 7.09(xiv)                          Largest Loan Balance
                                        Group I                                                                        666,143.51
                                        Group II                                                                       829,531.64

Sec. 7.09(xv)                           Basic Principal Amount
                                        Group I                                                                      5,253,037.32
                                        Group II                                                                    18,834,881.47

Sec. 7.09(xvi)                          Net Wac Cap Carryover Paid
                                        Group I                                                                              0.00
                                        Group II                                                                             0.00
                                        Subordinate                                                                          0.00

Sec. 7.09(xvi)                          Remaining Net Wac Cap Carryover
                                        Group I                                                                              0.00
                                        Group II                                                                             0.00
                                        Subordinate                                                                          0.00

Sec. 7.09(xviii)                        Net Wac Cap
                                        Group I Net WAC Cap                                                                7.98 %
                                        Group II Net WAC Cap                                                               6.84 %
                                        Subordinate Net WAC Cap                                                            6.85 %

Sec. 7.09(xix)                          Applied Realized Loss Amounts
                                        Subordinate Certificates
                                        Class M-1                                                                            0.00
                                        Class M-2                                                                            0.00
                                        Class M-3                                                                            0.00
                                        Class M-4                                                                            0.00
                                        Class M-5                                                                            0.00
                                        Class M-4                                                                            0.00
                                        Class M-5                                                                            0.00
                                        Class B                                                                              0.00

Sec. 7.09(xx)                   Stepdown Date Has Not Occurred

Sec. 7.09(b)(i)                 Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency (Includes Bankruptcies)

                                                    Group 1
                                                                                              Principal
                                                   Category              Number                Balance               Percentage
                                                   1 Month                   54             3,553,120.07                  1.52 %
                                                   2 Month                   13             1,177,635.24                  0.50 %
                                                   3 Month                    1                58,140.76                  0.02 %
                                                   Total                     68             4,788,896.07                  2.04 %
                                                    Group 2
                                                                                              Principal
                                                   Category              Number                Balance               Percentage
                                                   1 Month                  137            18,031,801.18                  2.89 %
                                                   2 Month                   26             2,930,744.72                  0.47 %
                                                   3 Month                    3               354,696.30                  0.06 %
                                                    Total                   166            21,317,242.20                  3.42 %
                                                    Group Totals
                                                                                              Principal
                                                   Category              Number                Balance               Percentage
                                                   1 Month                  191            21,584,921.25                  2.52 %
                                                   2 Month                   39             4,108,379.96                  0.48 %
                                                   3 Month                    4               412,837.06                  0.05 %
                                                    Total                   234            26,106,138.27                  3.05 %

Sec. 7.09(b)(ii)                        Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                    9              936,098.50                  0.40 %

                                                               Group 2
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                   16            1,863,946.83                  0.30 %
                                                              Group Totals
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                   25            2,800,045.33                  0.33 %


Sec. 7.09(b)(iii)                       Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy
                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                    2              130,890.94                  0.06 %
                                                               Group 2
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                    7              827,670.95                  0.13 %
                                                              Group Totals
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                    9              958,561.89                  0.11 %

Sec. 7.09(b)(iii)                       Balloon Loans
                                        Number of Balloon Loans                                                              16.00
                                        Balance of Balloon Loans                                                        812,830.60

Sec. 7.09(b)(iv)                        Number and Aggregate Principal Amounts of REO Loans
                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                 0                    0.00                  0.00 %
                                                               Group 2
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                 0                    0.00                  0.00 %
                                                              Group Totals
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                 0                    0.00                  0.00 %

Sec. 7.09(b)(v)                         Book Value of REO Loans
                                        Group I                                                                             0.00
                                        Group II                                                                            0.00

Sec. 7.09(b)(vi)                        Realized Losses
                                        Group I:
                                        Monthly Realized Losses                                                             0.00
                                        Cumulative Realized Losses                                                          0.00
                                        Group II:
                                        Monthly Realized Losses                                                             0.00
                                        Cumulative Realized Losses                                                          0.00

Sec. 7.09(b)(vii)                       Net Liquidation Proceeds
                                        Group I                                                                             0.00
                                        Group II                                                                            0.00

Sec. 7.09(b)(viii)                      60+ Delinquency Percentage (Rolling Three Month)                                0.6700 %

Sec. 7.09(b)(ix)                        Cumulative Loss Percentage                                                        0.00 %
                                        Cumulative Realized Losses Since Cut-Off Date                                       0.00
                                        Aggregate Loan Balance as of the Cut-Off Date                             925,008,634.98

Sec. 7.09(b)(x)                         Has a Trigger Event Occurred?                                                         NO

                                        1-Month LIBOR for Current Distribution Date                                    3.02000 %


Copyright 2001 J.P. Morgan Chase & Co.  All rights reserved.